TAX-FREE FUND OF COLORADO

      380 Madison Avenue, Suite 2300, New York, N.Y. 10017


                   NOTICE OF ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on June 16, 1999

TO SHAREHOLDERS OF THE FUND:

     The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Tax-Free Fund of Colorado (the
"Fund") will be held:

Place:         (a)  at Inverness Hotel & Golf Club
                    200 Inverness Drive West
                    Englewood, CO  80112

Time:          (b)  on June 16, 1999
                    at 2:30 p.m., local time;

Purposes:      (c)  for the following purposes:

               (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected;

               (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 1999 (Proposal No. 1); and

PLEASE NOTE:
If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.


               (iii) to act upon any other matters which may properly come before the Meeting at its scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on March 26, 1999 (the "record date"). Also, the number of shares of each of the Fund's three outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).




               By Order of the Board of Trustees,


                       EDWARD M. W. HINES
                           Secretary



April 29, 1999

                    Tax-Free Fund of Colorado

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     This Notice and Proxy Statement are first being mailed on or about April 29, 1999.

     A copy of the Fund's most recent Annual Report and most recent Semi-Annual Report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-2652 toll-free or 212-697-6666.

      The Fund's organizer and administrator and investment adviser (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is KPM Investment Management, Inc., 1700 Lincoln Street, Denver, CO 80203. The Sub-Adviser is a wholly owned subsidiary of KFS Corporation, which is wholly-owned by Mutual of Omaha Insurance Company, whose principal office is at Mutual of Omaha Plaza, Omaha, NE 68175.

     You can vote in three ways:

     Proxy Ballot

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on that proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark any box on the proposal, the proxy holders will vote your shares for the proposal.

     Telephone Voting

     You can vote your shares by telephone. You should first read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the recorded instruction using your proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet Voting

     You can vote your shares by the internet. You should first read the Proxy Statement. To vote, contact the Fund at http://www.proxyvote.com. You will be prompted to enter the 12-digit control number on the enclosed proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number above or contacting the Fund's internet address above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.58; Class C Shares, $10.56; and Class Y Shares, $10.60. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the selection of auditors (Proposal No. 1). On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares of the Fund outstanding for each class of shares as follows: Class A Shares, 19,625,279; Class C Shares, 136,350; and Class Y Shares, 660,859.
Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL held of record 1,248,015 Class A Shares (6.4% of the class) and 14,829 Class C Shares (10.9% of the class); PaineWebber, 3312 Shore Rd, Fort Collins, CO held of record 20,389 Class C Shares (14.9% of the class); Everen Securities, Inc., 111 E. Kilbourn Av., Milwaukee, WI held of record in 2 accounts 70,930 Class C Shares (52.0% of the class); Dean Witter, 250 Church St. Station, New York, NY held of record 8,624 Class C Shares (6.3% of the class); Norwest Investment Services, 608 2nd Ave., Minneapolis, MN held of record 7,128 Class C Shares (5.2% of the class); Guaranty Bank & Trust, P.O. Box 5847, Denver, CO held in the name of two nominees 176,983 Class Y Shares (26.7% of the class); Alpine Trust & Asset Management, 225
N. 5th St., Denver, CO held of record 251,702 Class Y Shares (38.0%) of the class); Linway & Co, 1740 Broadway, New York, N Y held of record 166,261 Class Y Shares (25.2% of the class); and SEI Trust Co c/o Colorado Business Bank, One Freedom Valley Drive, Oaks, PA held of record 46,420 Class Y Shares (7.0% of the class). On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients. The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      ELECTION OF TRUSTEES

     At the Meeting, seven Trustees are to be elected. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     Each of the nominees is presently a Trustee, and was previously reelected by the shareholders at the annual meeting of the Fund held on June 29, 1998. Except for Mr. Weeks, who has been a Trustee since 1995, and Dr. Adams, who has been a Trustee since 1989, every other Trustee has been a Trustee since the beginning of the Fund's operations in 1987. The Trustees and officers as a group owned on the record date less than 1% of the outstanding shares of the Fund. Listed in the table below are the shares of the Fund owned by each Trustee, all of which are Class A Shares. In the table below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a Director, officer and shareholder of the Distributor. He is so designated by an asterisk.

     In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Asset Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, are together with Capital Cash Management Trust ("CCMT") called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado (this Fund), Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."


     Described in the following material are the name, positions with the Fund, age as of March 26, 1999 and business experience during at least the past five years (other than with the Fund) of each nominee and all officers of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Lacy B. Herrmann*        Chairman       Founder and Chairman of
Age: 69                  of the         the Board of Aquila
Shares Owned: 332.4 (1)  Board of       Management Corporation,
                         Trustees       the sponsoring
                                        organization and Manager or
                                        Administrator and/or Adviser or
                                        Sub-Adviser to the Aquila Money
                                        Market Funds, the Aquila Bond Funds
                                        and the Aquila Equity Funds, and
                                        Founder, Chairman of the Board of
                                        Trustees and (currently or until
                                        1998) President of each since its
                                        establishment, beginning in 1984;
                                        Vice President and Director, and
                                        formerly Secretary, of Aquila
                                        Distributors, Inc., distributor of
                                        the above funds, since 1981;
                                        President and a Director of STCM
                                        Management Company, Inc., sponsor
                                        and sub-adviser to CCMT; Founder
                                        and Chairman of several other money
                                        market funds; Director or Trustee
                                        of OCC Cash Reserves, Inc. and
                                        Quest For Value Accumulation Trust,
                                        and Director or Trustee of
                                        Oppenheimer Quest Value Fund, Inc.,
                                        Oppenheimer Quest Global Value
                                        Fund, Inc. and Oppenheimer
                                        Rochester Group of Funds, each of
                                        which is an open-end investment
                                        company; Trustee of Brown
                                        University, 1990-1996 and currently
                                        Trustee Emeritus; actively involved
                                        for many years in leadership roles
                                        with university, school and
                                        charitable organizations.

(1) Includes 132 shares held of record by the Manager.


Tucker Hart Adams        Trustee        President of The Adams
Age: 61                                 Group,Inc., an economic
Shares Owned: 371                       consulting firm, since 1989;
                                        Trustee of Tax-Free Fund of
                                        Colorado (this Fund) since 1989 and
                                        of Aquila Rocky Mountain Equity
                                        Fund since 1993; Vice President of
                                        United Banks of Colorado, 1985-
                                        1988; Chief Economist of United
                                        Banks of Colorado, 1981-1988;
                                        Director of University Hospital,
                                        1990-1994; Director of the Colorado
                                        Health Facilities Authority;
                                        Director of the University of
                                        Colorado Foundation; currently or
                                        formerly an officer or director of
                                        numerous professional and community
                                        organizations.

Arthur K. Carlson        Trustee        Retired; Advisory Director of
Age: 77                                 the Renaissance Companies
Shares Owned: 507                       (design and construction
                                        companies of
                                        commercial,industrial
                                        and upscale residential properties)
                                        since 1996; Senior Vice President
                                        and Manager of the Trust Division
                                        of The Valley National Bank of
                                        Arizona, 1977-1987; Trustee of Tax-
                                        Free Fund of Colorado (this Fund),
                                        Hawaiian Tax-Free Trust, Tax-Free
                                        Trust of Arizona and Pacific
                                        Capital Cash Assets Trust since
                                        1987, of Pacific Capital Tax-Free
                                        Cash Assets Trust and Pacific
                                        Capital U.S. Government Securities
                                        Cash Assets Trust since 1988 and of
                                        Aquila Rocky Mountain Equity Fund
                                        since 1993; previously Vice
                                        President of Investment Research at
                                        Citibank, New York City, and prior
                                        to that Vice President and Director
                                        of Investment Research of Irving
                                        Trust Company, New York City; past
                                        President of The New York Society
                                        of Security Analysts and currently
                                        a member of the Phoenix Society of
                                        Financial Analysts; formerly
                                        Director of the Financial Analysts
                                        Federation; past Chairman of the
                                        Board and past Director of Mercy
                                        Healthcare of Arizona, Phoenix,
                                        Arizona; Director of St. Joseph's
                                        Hospital Foundation since 1996 and
                                        Director of Northern Arizona
                                        University Foundation since 1990,
                                        present or formerly an officer
                                        and/or director of various other
                                        community and professional
                                        organizations.

William M. Cole           Trustee       President of Cole
Age: 67                                 International,
Shares Owned: 94                        Inc., financial and shipping
                                        consultants, since 1974; President
                                        of Cole Associates, shopping center
                                        and real estate developers, 1974-
                                        1976; President of Seatrain Lines,
                                        Inc., 1970-1974; former General
                                        Partner of Jones & Thompson,
                                        international shipping brokers;
                                        Trustee of Pacific Capital Cash
                                        Assets Trust since 1984, of
                                        Hawaiian Tax-Free Trust since 1985,
                                        of Tax-Free Fund of Colorado (this
                                        Fund) since 1987 and of Pacific
                                        Capital Tax-Free Cash Assets Trust
                                        and Pacific Capital U.S. Government
                                        Securities Cash Assets Trust since
                                        1988; Chairman of Cole Group, a
                                        financial consulting and real
                                        estate firm, since 1985.

Anne J. Mills            Trustee        Vice President for Business Affairs
Age: 60                                 of Ottawa University since 1992;
Shares Owned: 5,449                     Director of Customer Fulfillment,
                                        U.S. Marketing and Services Group,
                                        IBM Corporation, 1990-1991;
                                        Director of Business Requirements
                                        of that Group, 1988-1990; Director
                                        of Phase Management of that Group,
                                        1985-1988; Budget Review Officer of
                                        the American Baptist Churches/USA,
                                        1994-1997; Director of the American
                                        Baptist Foundation 1985-1986 and
                                        since 1998; Trustee of Brown
                                        University; Trustee of Churchill
                                        Cash Reserves Trust since 1985, of
                                        Tax-Free Trust of Arizona since
                                        1986, of Churchill Tax-Free Fund of
                                        Kentucky, Tax-Free Fund of Colorado
                                        (this Fund) and Capital Cash
                                        Management Trust since 1987 and of
                                        Tax-Free Fund For Utah since 1994.

J. William Weeks         Trustee        Trustee of Narragansett Insured
Age: 71                                 Tax-Free Income Fund and of Tax
Shares Owned: 568.1                     -Free Fund of Colorado (this Fund)
                                        since 1995; Senior Vice Presidentof
                                        Tax-Free Fund of Colorado and
                                        Narragansett Insured Tax-Free
                                        Income Fund, 1992-1995; Vice
                                        President of Hawaiian Tax-Free
                                        Trust, Tax-Free Trust of Arizona,
                                        Tax-Free Trust of Oregon and
                                        Churchill Tax-Free Fund of
                                        Kentucky, 1990-1995; Senior Vice
                                        President or Vice President of the
                                        Bond and Equity Funds and Vice
                                        President of Short Term Asset
                                        Reserves and Pacific Capital Cash
                                        Assets Trust, 1984-1988; President
                                        and Director of Weeks & Co., Inc.,
                                        financial consultants, 1978-1988;
                                        limited partner and investor in
                                        various real estate partnerships
                                        since 1988; Partner of Alex. Brown
                                        & Sons, investment bankers, 1966-
                                        1976; Vice President of Finance and
                                        Assistant to the President of
                                        Howard Johnson Company, a
                                        restaurant and motor lodge chain,
                                        1961-1966; formerly with Blyth &
                                        Co., Inc., investment bankers.

John G. Welles           Trustee        Retired; Executive Director
Age: 73                                 Emeritus of the Denver Museum of
Shares Owned: 5,181                     Natural History since 1995;Director
                                        of the Museum, 1987-1994;Regional
                                        Administrator of Region VIII, U.S.
                                        Environmental Protection Agency,
                                        1983-1987; Vice President for
                                        Planning and Public Affairs of the
                                        Colorado School of Mines, 1974-
                                        1983; Member of the Board of
                                        Directors of Intra West Mortgage
                                        Corporation, 1976-1983; Member of
                                        the Board of Directors of the Gulf
                                        of Maine Foundation; formerly head
                                        of the Industrial Economics
                                        Division of the University of
                                        Denver Research Institute,
                                        consultant to the United Nations
                                        Conference on the Human Environment
                                        and to Business International, and
                                        Chairman of the Colorado Front
                                        Range Project; formerly Vice
                                        President and member of Ethics
                                        Commission of the American
                                        Association of Museums.

Diana P. Herrmann        Senior         President and Chief Operating
Age: 41                  Vice           Officer of the Manager
                         President      since 1997, a Director since
                                        1984, Secretary since 1986 and
                                        previously its Executive Vice
                                        President, Senior Vice President or
                                        Vice President, 1986-1997;
                                        President of various Aquila Bond
                                        and Money-Market Funds since 1998;
                                        Assistant Vice President, Vice
                                        President, Senior Vice President or
                                        Executive Vice President of Aquila
                                        Money-Market, Bond and Equity Funds
                                        since 1986; Trustee of a number of
                                        Aquila Money-Market, Bond and
                                        Equity Funds since 1995;  Trustee
                                        of Reserve Money-Market Funds since
                                        1999 and Reserve Private Equity
                                        Series since 1998; Assistant Vice
                                        President and formerly Loan Officer
                                        of European American Bank, 1981-
                                        1986; daughter of the Fund's
                                        Chairman; Trustee of the Leopold
                                        Schepp Foundation (academic
                                        scholarships) since 1995; actively
                                        involved in mutual fund and trade
                                        associations and in college and
                                        other volunteer organizations.

Jerry G. McGrew          Senior Vice    President of Aquila
Age: 54                  President      Distributors, Inc. since
                                        1998, Registered Principal since
                                        1993, Senior Vice President, 1997-
                                        1998 and Vice President, 1993-1997;
                                        Senior Vice President of Aquila
                                        Rocky Mountain Equity Fund since
                                        1996; Senior Vice President of
                                        Churchill Tax-Free Fund of Kentucky
                                        since 1994, and of Tax-Free Fund of
                                        Colorado (this Fund) and Tax-Free
                                        Fund For Utah since 1997; Vice
                                        President of Churchill Cash
                                        Reserves Trust since 1995;
                                        Registered Representative of J.J.B.
                                        Hilliard, W.L. Lyons Inc., 1983-
                                        1987; Account Manager with IBM
                                        Corporation, 1967-1981;
                                        Gubernatorial appointee, Kentucky
                                        Financial Institutions Board, 1993-
                                        1997; Chairman, Total Quality
                                        Management for Small Business,
                                        1990-1994; President of
                                        Elizabethtown/Hardin County,
                                        Kentucky, Chamber of Commerce,
                                        1989-1991; President of
                                        Elizabethtown Country Club, 1983-
                                        1985; Director-at Large, Houston
                                        Alliance for the Mentally Ill
                                        (AMI), since 1998.


Jean M. Smith            Vice           Assistant Treasurer of
Age: 54                  President      Bradford Trust Company,
                                        1977-1978; Staff Supervisor of Wood
                                        Struthers & Winthrop, an investment
                                        advisory firm, 1976- 1977; Client
                                        Administrator of Bradford Trust
                                        Company, 1972-1976.

Jessica L. Wiltshire      Vice          Investor Representative
Age: 28                  President      with Oppenheimer Funds, 1996-1997;
                                        Sales Representative for Tax-Free
                                        Fund of Colorado (this Fund) and
                                        Aquila Rocky Mountain Equity Fund,
                                        1993-1996.

Rose F. Marotta          Chief          Chief Financial Officer
Age: 74                  Financial      of the Aquila Money-Market, Bond
                         Officer        and Equity Funds since 1991 and
                                        Treasurer, 1981-1991;  formerly
                                        Treasurer of the predecessor of
                                        CCMT; Treasurer and Director of
                                        STCM Management Company, Inc.,
                                        since 1974; Treasurer of Trinity
                                        Liquid Assets Trust, 1982-1986 and
                                        of Oxford Cash Management Fund,
                                        1982-1988; Treasurer of InCap
                                        Management Corporation since 1982,
                                        of the Manager since 1984 and of
                                        the Distributor since 1985.

Richard F. West          Treasurer      Treasurer of the Aquila
Age: 63                                 Money-Market, Bond and Equity Funds
                                        and of Aquila Distributors, Inc.
                                        since 1992; Associate Director of
                                        Furman Selz Incorporated, 1991-
                                        1992; Vice President of Scudder,
                                        Stevens & Clark, Inc. and Treasurer
                                        of Scudder Institutional Funds,
                                        1989-1991; Vice President of Lazard
                                        Freres Institutional Funds Group,
                                        Treasurer of Lazard Freres Group of
                                        Investment Companies and HT Insight
                                        Funds, Inc., 1986-1988; Vice
                                        President of Lehman Management Co.,
                                        Inc. and Assistant Treasurer of
                                        Lehman Money Market Funds, 1981-
                                        1985; Controller of Seligman Group
                                        of Investment Companies, 1960-1980.

Edward M. W. Hines       Secretary      Partner of Hollyer Brady
Age: 59                                 Smith Troxell Barrett Rockett Hines
                                        & MoneLLP, attorneys, since 1989
                                        and counsel, 1987-1989; Secretary
                                        of the Aquila Money-Market, Bond
                                        and Equity Funds since 1982;
                                        Secretary of Trinity Liquid Assets
                                        Trust, 1982-1985 and Trustee of
                                        that Trust, 1985-1986; Secretary of
                                        Oxford Cash Management Fund, 1982-
                                        1988.

John M. Herndon          Assistant      Assistant Secretary of
Age: 59                  Secretary      the Aquila Money-Market,
                                        Bond and Equity Funds since 1995
                                        and Vice President of the Aquila
                                        Money-Market Funds since 1990; Vice
                                        President of the Manager since
                                        1990; Investment Services
                                        Consultant and Bank Services
                                        Executive of Wright Investors'
                                        Service, a registered investment
                                        adviser, 1983-1989; Member of the
                                        American Finance Association, the
                                        Western Finance Association and the
                                        Society of Quantitative Analysts.


     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 1998, the Fund paid a total of $73,819 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.



                              Compensation   Number of
                              from all       boards on
               Compensation   funds in the   which the
               from the       Aquilasm       Trustee
Name           Fund           Group          serves


Tucker H.
Adams          $8,103         $9,729         2

Arthur K.
Carlson        $8,760         $53,558        7

William M.
Cole           $6,352         $43,215        5

Anne J.
Mills          $7,330         $33,522        6

J. William
Weeks          $8,793         $14,426        2

John G.
Welles         $8,677         $8,677         1


     The Fund's Manager is manager or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 1998, these funds had aggregate assets of approximately $3.2 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife. During the year ended December 31, 1998 the Fund incurred fees for advisory and administration services of $1,087,501.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. At the date of this Proxy Statement, there is a proposed transaction whereby the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and other members of his immediate family and 25% by Diana P. Herrmann, will be owned by those persons and certain officers of the Manager, including Mr. Herrmann and Ms. Herrmann.

     During the fiscal year ended December 31, 1998, $104,938 was paid under the Fund's Distribution Plan to Qualified Recipients with respect to Class A Shares, of which $4,446 was retained by the Distributor. All of such payments were for compensation. During the Fund's fiscal year ended December 31, 1998, under the Plan and under the Fund's Shareholder Services Plan, $8,988 was paid with respect to the Fund's Class C Shares of which $6,724 (including amounts retained under the Fund's Shareholder Services
Plan) was retained by the Distributor. All of such payments were for compensation.

Other Information on Trustees

     The Trustees have appointed an Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and
(iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All Trustees were present for at least 75% of the total number of Board meetings and Audit Committee Meetings (if such Trustee was a member of that Committee).

                    RATIFICATION OR REJECTION
                         OF SELECTION OF
                      INDEPENDENT AUDITORS
                        (Proposal No. 1)

     KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 1999. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund or in the Fund's Manager, Distributor or Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.


                           RECEIPT OF
                      SHAREHOLDER PROPOSALS

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         OTHER BUSINESS

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards or telephone or internet instructions entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or voting by telephone or internet you give the proxy holders discretionary authority as to any such matter or matters.

[Back Cover]
                        IMPORTANT NOTICE
                    PLEASE READ IMMEDIATELY

                             AQUILA
TAX-FREE FUND
OF
COLORADO

[LOGO]

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON JUNE 16, 1999

                         PROXY STATEMENT

                  TAX-FREE FUND OF COLORADO

          PROXY FOR SHAREHOLDERS MEETING JUNE 16, 1999

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on June 16, 1999 at the Inverness Hotel & Golf Club, 200 Inverness Drive West, Englewood, Colorado 80112 at 2:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

     Telephone Voting (Touch-tone only)

     You can vote you shares by telephone. Read the proxy statement. To vote, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instruction using this proxy card as a guide. If you vote by phone, do not return the proxy card by mail.

     Internet voting

     You can vote your shares by the internet. Read the proxy statement. To vote, contact the Fund at www.proxyvote.com. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the internet, do not return the proxy card by mail.

     Proxy Card Voting

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL BE VOTED AS INDICATED BELOW OR FOR IF NO CHOICE IS
INDICATED.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of Shareholders. If you can join us on June 16, please call us a t
1-800-872-2652, e-mail us at info@aquilafunds.com or mail the planning card back to us along with your proxy vote.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


TAX-FREE FUND OF COLORADO

     For address changes and/or comments, please check this box
     and write them on the back where indicated.        __
                                                       [__]


     Vote on Trustees

     2. Election of Trustees.


     01) LACY B. HERRMANN, 02) TUCKER HART ADAMS, 03) ARTHUR K.
     CARLSON, 04) WILLIAM M. COLE, 05) ANNE J. MILLS, 06) J.
     WILLIAM WEEKS, 07) JOHN G. WELLES


                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote, mark "For all Except" and write the nominee's number on the line below.

________________


Vote on Proposals

     1. Action on selection of KPMG LLP
       as independent auditors (Proposal No.1 in Proxy Statement)

               __             __            __
          FOR [__]  AGAINST  [__]  ABSTAIN [__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]


_________________________________Dated: __________
 Signature
(Joint Owners)